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                                                                  EXHIBIT 10.I.2

     RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer of this Corporation, together with the respective Committees appointed in accordance with The FINOVA Group Inc. Pension Plan and Trust (the "Defined Benefit Plan"), The FINOVA Group Inc. Savings Plan and Trust (the "401(k)"), The FINOVA Group Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), and The FINOVA Group Inc. Supplemental Executive Retirement Plan (formerly the Supplemental Pension Plan) (the "SERP") (collectively, the "Plans") to amend each of the Plans to provide, or to clarify, that the Board of Directors (or its designee) retains the exclusive authority: to terminate any of the Plans; to appoint or remove, if applicable, the trustee or trustees, or custodian or custodians, of each of the Plans; to appoint or remove the members, and the Chair, of the Committees under each of the Plans; to appoint or remove the members, and the Chair, of the Investment Committee under the Defined Benefit Plan; and to determine, if applicable, whether the Plan will be funded on an insured or trusteed basis, or some combination thereof;

     FURTHER RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer of this Corporation, together with the respective Committees appointed in accordance with the Defined Benefit Plan, the 401(k), the ESOP, and the SERP to amend each of the Plans to provide, or clarify, that the Chair shall have the authority to appoint the Secretary of the respective Committee, and that the respective Committee shall have the authority to appoint, remove, and monitor investment managers for the 401(k) and ESOP; to select, remove and monitor investment funds among which participants may direct investments in the 401(k) and, when applicable, the ESOP; to resolve ambiguities in the documentation and administration of the Plans; to authorize payments from the Plans, including payments if the participant or beneficiary is under legal disability; to create, adopt, approve and administer procedures and forms to implement the terms
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of the Plans, and to delegate responsibility for such administration, including, if applicable, the administration of qualified domestic relations orders; to adopt and administer claims and review/appeal procedures, including deciding claims and appeals, and to delegate the first level of claims review to a single member of the Committee; to maintain all records, reports and information necessary for the administration of each of the Plans; and to report to this Corporation from time to time concerning the administration of each of the Plans;

     FURTHER RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer of this Corporation, together with the respective Committee appointed in accordance with the Defined Benefit Plan, the 401(k) and the ESOP to amend each of those four Plans to provide, or clarify, that the trustee or trustees under each of those four Plans shall act as a directed trustee under Section 403(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and that more than three individuals may be appointed as trustees of the ESOP;

     FURTHER RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer of this Corporation, together with the Committee appointed in accordance with the Defined Benefit Plan to amend the Defined Benefit Plan to provide, or clarify, that the Chair shall have the authority to appoint the Secretary of the Investment Committee, and that the Investment Committee under the Defined Benefit Plan shall have the authority to develop a formal investment policy; to select, remove, and monitor investment managers; to monitor the liquidity of assets to make benefit payments; to monitor plan funding and company contributions; and to determine and implement an appropriate allocation of assets;

     FURTHER RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer, together with the respective Committee appointed in accordance with the Defined Benefit Plan, the 401(k), the ESOP, and the SERP to amend each of the Plans to provide, or clarify, that this Corporation, the Board of Directors, the Committee, the Trustees and the Investment Committee (in the case of the Defined Benefit Plan) are "named fiduciaries," within the meaning of ERISA, with respect to the Defined Benefit Plan, the 401(k), and the ESOP; that this Corporation shall undertake to indemnify, to the maximum extent permitted by law, the members of the Board of Directors and of the Committees (including the Investment Committee) of each of the Plans, and the individual company employees who serve as trustees of the ESOP; and that this Corporation shall indemnify the institutional trustees or custodians under any of the Plans only to the extent that they act in good faith at the direction of this Corporation or one of the relevant Committees (including the Investment Committee);
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     FURTHER RESOLVED, that the Board of Directors hereby ratifies the current appointment of the following individuals as members, and Chair, of the respective Committee under the Defined Benefit Plan, the 401(k), and the ESOP:
William C. Roche, Chair; Bruno A. Marszowski, member; De Ann Clark, member; and Debbie Inman, member;

     FURTHER RESOLVED, that the Board of Directors hereby ratifies the current appointment of the following individuals as members, and Chair, of the Committee under the SERP: William C. Roche, Chair; Bruno A. Marszowski, member; and De Ann Clark, member;

     FURTHER RESOLVED, that the Board of Directors hereby ratifies the current appointment of the following individuals as trustees of the ESOP: William C. Roche, Bruno A. Marszowski, De Ann Clark, and Debbie Inman;

     FURTHER RESOLVED, that the Board of Directors hereby ratifies the current appointment of the following individuals as members, and Chair, of the Investment Committee under the Defined Benefit Plan: Robert J. Fitzsimmons, Chair; W. Carroll Bumpers; and Bruno A. Marszowski;

     FURTHER RESOLVED, that the Board of Directors hereby delegates discretionary authority to the Chief Executive Officer of this Corporation, together with the respective Committee appointed in accordance with the Defined Benefit Plan, the 401(k), the ESOP, and the SERP, to amend the terms of the Plan, if applicable, to provide that, for a period of sixty (60) months immediately after a Change in Control (that meets the definition in The FINOVA Group Inc. Executive Severance Plan and that occurs without the prior approval of the Board of Directors), no plan administration or operating expenses may be paid from the assets of the Plans; if the Defined Benefit Plan is terminated after such a Change of Control, any surplus assets will be allocated and distributed to participants who were actively employed on the date of the Change in Control; and the foregoing provisions of the Plans may not be amended after such a Change in Control; and

     FURTHER RESOLVED, that the Chief Executive Officer, together with the Committees appointed in accordance with the Defined Benefit Plan, the 401(k), the ESOP, and the SERP are hereby authorized to take such steps as they deem necessary and appropriate to effectuate these resolutions.